                                                  UNITED STATES BANKRUPTCY COURT
                                                       DISTRICT OF DELAWARE


                                                                         Case No. _________________01-10539__
EXDS, Inc. (f/k/a Exodus Communications, Inc.) et al.                    Reporting Period: February-2002


                                                     MONTHLY OPERATING REPORT

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Document       Explanation
REQUIRED DOCUMENTS                                                       Form No.                Attached         Attached
---------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1                   Refer to company forms
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)           Refer to company forms
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                  MOR-2                   Refer to company forms
Balance Sheet                                                            MOR-3                   Refer to company forms
Status of Postpetition Taxes                                             MOR-4                   Refer to company forms
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                     MOR-4                   Refer to company forms
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                             MOR-5                   Refer to company forms
Debtor Questionnaire                                                     MOR-5                   Refer to company forms

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                                            Date


---------------------------------------
Signature of Joint Debtor                                                      Date

   /s/Mike Healy
---------------------------------------
Signature of Authorized Individual*                                            Date

   Mike Healy                                                                  SVP Finance
---------------------------------------
Printed Name of Authorized Individual                                          Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                                                                   FORM MOR
                                                                                                                    (9/99)

                                                 UNITED STATES BANKRUPTCY COURT
                                                      DISTRICT OF DELAWARE


                                                                          Case No  01-10539
EXDS, Inc. (f/k/a Exodus Communications, Inc.)                            Reporting Period: February-2002__


                                                    MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Document      Explanation
REQUIRED DOCUMENTS                                                        Form No.             Attached       Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                   MOR-1                          X
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CON'T)           Available upon request
     Copies of bank statements                                                                    Available upon request
     Cash disbursements journals                                                                  Available upon request
Statement of Operations                                                   MOR-2                          X
Balance Sheet                                                             MOR-3                          X
Status of Postpetition Taxes                                              MOR-4                          X
    Copies of IRS Form 6123 or payment receipt                                                    Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                      MOR-4                   Given on Balance Sheet
    Listing of aged accounts payable                                                              None
Accounts Receivable Reconciliation and Aging                              MOR-5                   None
Debtor Questionnaire                                                      MOR-5                          X


EXDS, Inc. (f/k/a Exodus Communications, Inc.)                                        Reporting Period:         February-2002
                                                                                                                 Form: Mor 1
                                                          STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      current reporting       Cumulative filing
                                                                                            month                  to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Gain (Loss)                                                                          108,063,109         (2,584,823,963)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                                                83,308,837
        Non cash, merger, restructuring and asset impairment charges                             257,863          2,511,900,597
        Non cash reorganization charges                                                     (101,736,785)          (161,307,996) (2)
        Provision of Bad Debt                                                                    657,238                657,238
        Impairment loss on private investments                                                                       12,564,518
        Non cash intercompany charges                                                            283,065            (15,307,444)
        Remeasurement (gain) loss on Euro denominated senior notes                              (206,408)           (15,137,645)
        Amortization of deferred stock compensation                                              340,628                543,714
        Loss on equity method investments                                                                             4,234,449
    Changes in operating assets and liabilities
        Accounts receivable                                                                       44,620            116,161,725
        Prepaid expenses and other current assets                                              9,249,563             17,071,548
        Accounts payable                                                                     (25,549,588)            12,580,272
        Accrued expenses                                                                     (29,751,029)            (6,950,414)
        Accrued interest payable
                                                                                      ------------------------------------------
Net cash used for operating activities                                                       (38,347,724)           (24,504,564)
                                                                                      ------------------------------------------

Cash flows from investing activities
    Capital expenditures                                                                                            (16,029,690)
    Proceeds from sale of assets                                                             439,407,362            439,407,362
    Receipts from (funding of) other subsidiaries entities                                    (1,063,143)           (25,897,553) (1)
    Cash Distrubution from non-debtor entities                                                 6,414,694             19,566,914
    Decrease of restricted cash equivalents and investments                                    1,845,155              1,845,155
    Proceeds from sale of securities                                                                                  5,005,228
    Other assets                                                                                (525,973)            (3,997,904)
                                                                                      ------------------------------------------
Net cash used for investing activities                                                       446,078,095            419,899,512
                                                                                      ------------------------------------------
Cash flows from financing activities
    Proceeds from issuance of common stock. Net                                                                          44,250
    Repayment of debt                                                                         (2,424,656)            (9,209,082)
                                                                                      ------------------------------------------
Net cash provided by financing activities                                                     (2,424,656)            (9,164,832)
                                                                                      ------------------------------------------

Net increase (decrease) in cash and cash equivalents                                         405,305,715            386,230,116
    Effects of exchange rates on cash and cash equivalents                                         6,441               (706,192)
Cash and cash equivalents at beginning of period                                              57,858,219             77,646,451
                                                                                      ------------------------------------------
Cash and cash equivalents at end of period                                                   463,170,375            463,170,375
                                                                                      ==========================================

---------------------------------------------------------------------------------------------------------------------------------
             DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      ------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                               105,040,365            392,656,661
                                                                                      ==========================================

Note 1: Foreign subsidiary funding is as follows( See attached Schedule)                         933,143             14,856,545
                                                                                      ==========================================

Note: The February 2002 financials reflect the sales of substantially all the assets to Digital Island Inc.
      a subsidiary of Cable and Wireless plc.
Note (2): The settlement and extinguishment of Capital Lease obligations resulted in a gain in the current month.

EXDS, Inc. (f/k/a Exodus Communications, Inc.)                          Reporting Period:                  February-2002
                                                                                                            Form: Mor 2

                                                   STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
                                                                              current reporting          Cumulative filing
                                                                                    month                     to date
---------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                           33,517             231,028,124

Total Cost of Goods Sold                                                            (2,056,443)            246,942,590

                                                                        -----------------------------------------------
    Gross Margin                                                                     2,089,960             (15,914,466)

Operating Expenses:
Research & Development                                                                  17,228               7,275,957
Sales                                                                                   93,945              35,711,915
Marketing                                                                             (132,738)              3,986,326
G&A                                                                                  5,180,488              95,437,534
Merger, Restructuring & Asset Impairment Charges                                     1,580,492           1,643,654,686
Reorganization Items                                                              (109,469,220)            (45,951,055)
GW Amort & Other Intangibles
                                                                        -----------------------------------------------
  Total Operating Expenses                                                        (102,729,805)          1,740,115,363
                                                                        -----------------------------------------------

    Operating Margin                                                               104,819,765          (1,756,029,829)

Other Expenses / (Income)
Interest Income                                                                       (279,030)             (1,310,696)
Interest Expense                                                                       310,851               3,950,627
Other Income                                                                        (3,845,347)             (4,053,752)
Other Expense                                                                          979,388              (3,690,142)
Net Loss From Equity Investment                                                                              4,234,448
Intercompany Expense / (Income)                                                       (409,206)            (20,099,879)

                                                                        ------------------------------------------------
                     Total Other Expenses / (Income)                                (3,243,344)            (20,969,394)
                                                                        ------------------------------------------------

  Profit / (Loss) before Tax                                                       108,063,109          (1,735,060,435)
  Tax
                                                                        ------------------------------------------------
  Profit / (Loss) after Tax                                                        108,063,109          (1,735,060,435)

  Cumulative Effect on SAB 101
                                                                        ------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                   108,063,109          (1,735,060,435)
                                                                        ================================================

Footnote (1 ): See Fixed Asset footnote attached

MEMO:
Reorganization expenses included above
Professional Fees                                                                  11,310,663              13,730,454
U.S. Trustee Quarterly Fees                                                                                     10,000
(Gain) Loss from Sale of Assets and (Gain) from Extinguishment
   of Capital  Lease obligations                                                  (120,465,084)           (161,140,289)  (1) & (2)
Debtor In Possession Loan Commitment fee                                                                     4,492,735
Write-off of Foreign Subsidiaries in Liquidation                                    4,365,300              63,135,853
Provision for Lease Rejection Claim Adjustment and settlements                     (4,680,099)             33,820,192
Other Reorganization Expenses
                                                                        -----------------------------------------------
                                                                                 (109,469,220)            (45,951,055)
                                                                        ===============================================

Note (1): The February 2002 financials reflect the sales of substantially all of the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc.

Note (2): The settlement and extinguishment of Capital Lease obligations resulted in a gain in the current month.

EXDS, Inc. (f/k/a Exodus Communications, Inc.)                  Reporting Period:         February-2002
                                                                                           Form: Mor 3
                                               BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------------------
                                                                       Book value at              Book value
                                                                       end of current         September 30, 2001
                                                                     reporting month
---------------------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                 217,785,303            43,706,355
Marketable Securities                                                     245,385,072            33,940,096
Trade A/R, net of allowance for doubtful accounts                              78,138           199,507,415    (2)
Intercompany Receivable                                                     4,143,358           941,616,410    (1)
Other Current Assets                                                       15,080,311            72,879,234    (2)
                                                                --------------------------------------------
  Total Current Assets                                                    482,472,182         1,291,649,510
                                                                --------------------------------------------

Fixed Assets, Gross                                                        31,368,126         1,736,596,293    (2)
Accumulated Depreciation                                                                       (300,603,830)
                                                                --------------------------------------------
  Property and Equipment, Net                                              31,368,126         1,435,992,463
                                                                --------------------------------------------

Restricted Cash Equivalents and Investments                                13,729,236            28,726,610
LT Prepaids & Deposits                                                      7,678,843            23,123,859    (2)
Investments                                                                 1,573,138            19,480,710
Other Assets                                                                   31,139           509,368,320
                                                                --------------------------------------------
  Total Other Assets                                                       23,012,356           580,699,499
                                                                --------------------------------------------
    Total Assets                                                          536,852,664         3,308,341,472
                                                                ============================================

Current Liabilities:
Accounts Payable                                                           10,297,766             9,012,257
Intercompany Payables
Deferred Revenue                                                           13,427,384            32,580,079
Merger & Restructuring Accrual                                              2,740,508             3,821,291
Accrued Expenses Payable                                                   46,064,244            12,573,564
                                                                --------------------------------------------
  Total Current Liabilities                                                72,529,902            57,987,191
                                                                --------------------------------------------

Deferred Rent                                                               3,378,532            11,972,654
                                                                --------------------------------------------
  Total Long Term Liabilities                                               3,378,532            11,972,654
                                                                --------------------------------------------
    Total Liabilities not Subject to Compromise                            75,908,434            69,959,845
                                                                --------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable                                          56,549,301            55,980,308
Unsecured Debt - Restructure Accrual                                      240,739,040           282,683,202
Unsecured Debt - AP & Accruals                                            173,408,011           204,452,471
Secured Debt - Loans & Leases                                              45,498,287           153,877,723
Senior Notes                                                            1,900,850,000         1,916,320,000
Convertible Debt                                                          992,861,000         1,005,461,000
                                                                --------------------------------------------
Total Liabilities subject to Compromise                                 3,409,905,639         3,618,774,704
                                                                --------------------------------------------
    Total Liabilities                                                   3,485,814,073         3,688,734,549
                                                                --------------------------------------------

Shareholders Equity
Capital Stock                                                                 585,848               582,588
Additional Paid in Capital                                              3,428,889,546         3,416,248,556
Unrealized Gain/Loss Available                                                 (2,878)           (3,075,702)
Exchange Difference                                                                23                  (245)
Deferred Stock Compensation                                                                        (543,714)
Accumulated Deficit                                                    (6,377,610,948)       (3,792,781,560)
Dividends                                                                    (823,000)             (823,000)
                                                                --------------------------------------------
Total Shareholders Equity                                              (2,948,961,409)         (380,393,077)
                                                                --------------------------------------------
    Total Liabilities & Shareholders Equity                               536,852,664         3,308,341,472
                                                                ============================================

Footnote (1): See Intercompany Foreign Sub Schedule attached
Note (2): The February 2002 financials reflect the sales of substantially all of the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc.
Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


EXDS, Inc. (f/k/a Exodus Communications, Inc.)                                               Reporting Period:     February-2002
                                                                                                                    Form: Mor 4
                                                   STATUS OF POSTPETITION TAXES

                                                   Beginning        Amount                           Ending
                                                      Tax         Withheld or       Amount             Tax              Date
                                                   Liability        Accrued         Paid            Liability           Paid
Federal
-------
Income                                                             2,720,524       2,720,524                            (1)
FICA-Employee                                                        389,625         389,625                            (1)
FICA-Employer                                                        389,625         389,625                            (1)
Unemployment                                                           1,090           1,090
Medicare/ disability                                                 309,039         309,039                            (1)
Other
                                                  ---------------------------------------------------------------
   Total Federal Taxes                                             3,809,903       3,809,903
                                                  ---------------------------------------------------------------
State and Local
---------------
Income                                                               498,436         498,436                            (1)
Sales                                                1,184,235          (979)        478,809             704,447        (2)
Excise
Unemployment                                                          66,739          66,739                            (1)
Real Property
Personal Property
Other                                                                                                                   (1)
                                                  ---------------------------------------------------------------
   Total State and Local                             1,184,235       564,196       1,043,984             704,447
                                                  ---------------------------------------------------------------

            Total Taxes                              1,184,235     4,374,099       4,853,887             704,447
                                                  ===============================================================

Total Employee Count                                                      78
                                                               ==============


(1) Paid 2/8 $185,751, 2/15 $3,138,222, 2/22 $366,434, and 2/28 $684,671
(2) Paid $477,015 and unpaid balance represents estimated liabilty due to sales tax audits pending

                                                    AGING OF ACCOUNTS PAYABLE

                                       Current        0-30         31-60          61-90            Over 90             Total

Accounts Payable aging                 8,152,972    2,144,794                                                        10,297,766
                                     ==============================================================================================

                                          EXDS, Inc. (f/k/a Exodus Communications, Inc.)
                                   Schedule for Foreign Sub Intercompany Activity-Post Petition
                                                        Oct-01 thru Feb-02
                                                        Case No. 01-10539

                                          EX UK        GC-UK      Ex Germany    Ex NL      GC NL      EX FR      GC FR   EX Ireland
                                       --------------------------------------------------------------------------------------------
Current Month-Feb-02
--------------------
Funding                                                               691,680
Intercompany Charges
Payment of Court payble Stipulations     1,209,069
Return Of Funds
AR-Receipts received by Exds, Inc.
Write off Foreign subsidiary                           (4,365,300)

                                       --------------------------------------------------------------------------------------------
Jan 02 Activity                          1,209,069     (4,365,300)    691,680          -         -           -         -         -
                                       ============================================================================================



Year to Date- Oct-01 to Feb-02
------------------------------

Funding                                  5,821,050      2,960,860     691,680          -         -           -         -         -
Intercompany Charges                     8,466,014              -   2,122,062          -         -     543,763         -    11,461
Payment of Court payble Stipulations     1,209,069              -           -          -         -           -         -         -
Return Of Funds                                  -              -           -          -         -           -         -         -
AR-Receipts received by Exds, Inc.        (643,692)             -           -          -         -           -         -         -
Write off Foreign subsidiary                     -     (4,365,300)          -          -         -           -         -         -

                                       --------------------------------------------------------------------------------------------
Due from (To) Exds, Inc.  2/28/02       14,852,441     (1,404,440)  2,813,742          -         -     543,763         -    11,461
                                       ============================================================================================



                                         GC Ire    Ex Sing     EX Aus    GC Aus    EX HK      GOL Jap     EX Canada       Total
                                       ------------------------------------------------------------------------------------------
Current Month-Feb-02
--------------------
Funding                                                                            241,463                               933,143
Intercompany Charges                                            5,256                          409,206                   414,462
Payment of Court payble Stipulations                                                          (354,369)
Return Of Funds                                                                                                                -
AR-Receipts received by Exds, Inc.                                                                                             -
Write off Foreign subsidiary                                                                  (896,373)               (5,261,673)

                                       ------------------------------------------------------------------------------------------
Jan 02 Activity                               -          -      5,256         -    241,463    (841,536)            -  (3,914,068)
                                       ==========================================================================================

Year to Date- Oct-01 to Feb-02
------------------------------

Funding                                       -          -          -         -    422,768   2,760,186             -  12,656,545
Intercompany Charges                          -     95,642  1,297,922       (31)  (135,085)  3,327,793     3,442,664  19,172,205
Payment of Court payble Stipulations          -          -          -         -          -    (354,369)            -     854,700
Return Of Funds                               -          -    (31,604)        -          -           -    (2,449,950) (2,481,554)
AR-Receipts received by Exds, Inc.            -          -    (44,337)        -          -  (1,166,774)     (156,590) (2,011,393)
Write off Foreign subsidiary                  -          -          -         -          -    (896,373)            -  (5,261,673)

                                       ------------------------------------------------------------------------------------------
Due from (To) Exds, Inc.       2/28/02        -     95,642  1,221,981       (31)   287,683   3,670,463       836,123  22,928,829
                                       ==========================================================================================

Note: Included in November 01 funding for Japan and Hong Kong subsidiary was reimbursement of
      Account Receivable receipts collected by EXDS, Inc.



EXDS, Inc. (f/k/a Exodus Communications, Inc.)                               Reporting Period:     February-02
                                                                                                   Form: Mor 5
                                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Gross Accounts Receivable at the beginning of the reporting period                                       735,376
Net amounts billed during the period
Amounts collected during the period
Gross Receivables Sold to Cable & Wireless
Amounts written off                                                                                           (657,238)
                                                                                                   --------------------
Total Gross Accounts Receivable at the end of the reporting period                                              78,138
                                                                                                   --------------------
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                         Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old                                                                                                78,138
91+ days old
                                                                                                   --------------------
Total Gross Accounts Receivable                                                                                 78,138
                                                                                                   --------------------
Less: Unearned Revenue, net of unbilled items & other accruals
Less reserves
                                                                                                   --------------------
Accounts Receivable (Net)                                                                                       78,138
                                                                                                   ====================

                                                 DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                              Yes              No
---------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business         X
    this reporting period?  If yes, provide an explanation below. (1 )

2.  Have any funds been disbursed from any account other than a debtor in possession                        X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
    below.

4.  Are workers compensation, general liability and other necessary insurance              X
    coverage's in effect?  If no, provide an explanation below.


Note (1): Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc.


                                                UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF DELAWARE


                                                                           Case No  01-10542
American Information Systems, Inc.,                                        Reporting Period:        February-2002


                                                   MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Document      Explanation
REQUIRED DOCUMENTS                                                         Form No.                 Attached       Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                    MOR-1                    Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)            None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                    MOR-2                    Non Trading entity
Balance Sheet                                                              MOR-3                    Only Shell remains
Status of Postpetition Taxes                                               MOR-4                    None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                       MOR-4                    None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                               MOR-5                    None
Debtor Questionnaire                                                       MOR-5                    None


                                                 UNITED STATES BANKRUPTCY COURT
                                                      DISTRICT OF DELAWARE


                                                                             Case No  01-10541
Arca Systems, Inc.,                                                          Reporting Period:  February-2002


                                                    MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Document        Explanation
REQUIRED DOCUMENTS                                                           Form No.               Attached        Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                      MOR-1                         X
     Bank Reconciliation (or copies of debtor's bank reconciliations)        MOR-1 (CON'T)          Available upon request
     Copies of bank statements                                                                      Available upon request
     Cash disbursements journals                                                                    Available upon request
Statement of Operations                                                      MOR-2                         X
Balance Sheet                                                                MOR-3                         X
Status of Postpetition Taxes                                                 MOR-4                         X
    Copies of IRS Form 6123 or payment receipt                                                      Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                         MOR-4                  Given on Balance Sheet
    Listing of aged accounts payable                                                                       X
Accounts Receivable Reconciliation and Aging                                 MOR-5                         X
Debtor Questionnaire                                                         MOR-5                         X



Arca Systems, Inc.,                                                              Reporting Period:      February-2002
                                                                                                            Form: Mor 1

                                                      STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           current reporting    Cumulative filing
                                                                                                  month              to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Gain (Loss)                                                                             163,224             (694,553)
    Adjustments to reconcile net loss to net cash used for operating activities:
       Depreciation and amortization                                                                998               54,631
       Non cash, merger, restructuring and asset impairment charges
       Non cash intercompany charges                                                            (76,724)            (216,097)
       Remeasurement (gain) loss on Euro denominated senior notes
       Provision of Bad Debt                                                                    (21,488)             346,516
       Amortization of deferred stock compensation
       Loss on equity method investments
    Changes in operating assets and liabilities
       Accounts receivable                                                                     (117,034)            (264,615)
       Prepaid expenses and other current assets                                                                      54,569
       Accounts payable                                                                           8,380               26,821
       Accrued expenses                                                                         (94,406)            (331,180)
       Accrued interest payable
                                                                                 --------------------------------------------
Net cash used for operating activities                                                         (137,050)          (1,023,908)
                                                                                 --------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                                      130,000              977,841
    Increase of restricted cash equivalents and investments
    Other assets                                                                                                      25,679
                                                                                 --------------------------------------------
Net cash used for investing activities                                                          130,000            1,003,520
                                                                                 --------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                 --------------------------------------------
Net cash provided by financing activities
                                                                                 --------------------------------------------

Net increase (decrease) in cash and cash equivalents                                             (7,050)             (20,388)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                                 37,253               50,591
                                                                                 --------------------------------------------
Cash and cash equivalents at end of period                                                       30,203               30,203
                                                                                 ============================================

-----------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
-----------------------------------------------------------------------------------------------------------------------------

                                                                                 --------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                  162,575            1,270,957
                                                                                 ============================================


Arca Systems, Inc.,                                                         Reporting Period:        February-2002
                                                                                                     Form: Mor 2
                                                STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    current reporting       Cumulative filing
                                                                                           month                 to date
---------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                            160,010                 147,351

Total Cost of Goods Sold                                                                  11,675                 562,259
                                                                                -------------------------------------------------
    Gross Margin                                                                         148,335                (414,908)

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                                      (36,377)                125,198
Merger, Restructuring & Asset Impairment Charges
Reorganization Items                                                                                             100,377
GW Amort & Other Intangibles
                                                                                -------------------------------------------------
  Total Operating Expenses                                                               (36,377)                225,575
                                                                                -------------------------------------------------

    Operating Margin                                                                     184,712                (640,483)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense                                                                             21,488                  54,070
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                                -------------------------------------------------
                     Total Other Expenses / (Income)                                      21,488                  54,070
                                                                                -------------------------------------------------

  Profit / (Loss) before Tax                                                             163,224                (694,553)
  Tax

                                                                                -------------------------------------------------
  Profit / (Loss) after Tax                                                              163,224                (694,553)

  Cumulative Effect on SAB 101

                                                                                -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                         163,224                (694,553)
                                                                                =================================================

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees                                                                                        4,000
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim                                                                               60,000
Other Reorganization Expenses                                                                                     36,377
                                                                                -------------------------------------------------
                                                                                                                 100,377
                                                                                =================================================

Arca Systems, Inc.,                                                      Reporting Period:    February-2002
                                                    BALANCE SHEET                             Form: Mor 3
---------------------------------------------------------------------------------------------------------------------------------

                                                                             Book value at end of               Book value
                                                                               current reporting           September 30, 2001
                                                                                    month
---------------------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                              30,203                   50,591
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                                     904,415                  986,316
Other Current Assets                                                                                            54,569
                                                                                -------------------------------------------------
  Total Current Assets                                                                934,618                1,091,476
                                                                                -------------------------------------------------

Fixed Assets, Gross                                                                 1,380,335                1,380,335
Accumulated Depreciation                                                           (1,339,739)              (1,285,108)
                                                                                -------------------------------------------------
  Property and Equipment, Net                                                          40,596                   95,227
                                                                                -------------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits                                                                  6,957                   32,636
Investments
Other Assets
                                                                                -------------------------------------------------
  Total Other Assets                                                                    6,957                   32,636
                                                                                -------------------------------------------------
    Total Assets                                                                      982,171                1,219,339
                                                                                =================================================

Current Liabilities:
Accounts Payable                                                                       29,724                    9,520
Intercompany Payables                                                                 761,744
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                              156,026                  547,206
                                                                                -------------------------------------------------
  Total Current Liabilities                                                           947,494                  556,726
                                                                                -------------------------------------------------

Deferred Rent
                                                                                -------------------------------------------------
  Total Long Term Liabilities
                                                                                -------------------------------------------------
    Total Liabilities not Subject to Compromise                                       947,494                  556,726
                                                                                -------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual                                                   87,499                   27,499
Unsecured Debt - AP & Accruals                                                         10,017                    3,400
Unsecured Debt - Intercompany Payables                                              1,687,562                1,687,562
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                                -------------------------------------------------
Total Liabilities subject to Compromise                                             1,785,078                1,718,461
                                                                                -------------------------------------------------
    Total Liabilities                                                               2,732,572                2,275,187
                                                                                -------------------------------------------------
Shareholders Equity
Capital Stock
Additional Paid in Capital                                                            781,073                  781,073
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                                (2,531,474)              (1,836,921)
Dividends
                                                                                -------------------------------------------------
Total Shareholders Equity                                                          (1,750,401)              (1,055,848)
                                                                                -------------------------------------------------
    Total Liabilities & Shareholders Equity                                           982,171                1,219,339
                                                                                =================================================


Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


Arca Systems, Inc.,                                                                              Reporting Period:   February-2002
                                                                                                                     Form: Mor 4
                                                     STATUS OF POSTPETITION TAXES

                                                       Beginning         Amount                        Ending
                                                         Tax           Withheld or        Amount         Tax               Date
                                                       Liability        Accrued            Paid       Liability            Paid
Federal
-------
Income                                                                   15,558           15,558                            (1)
FICA-Employee                                                             7,188            7,188                            (1)
FICA-Employer                                                             7,188            7,188                            (1)
Unemployment
Medicare/ disability                                                      3,362            3,362                            (1)
Other
                                                  -------------------------------------------------------------------
   Total Federal Taxes                                                   33,296           33,296
                                                  -------------------------------------------------------------------

State and Local
---------------
Income                                                                    6,342            6,342                            (1)
Sales
Excise
Unemployment                                                               (322)            (322)
Real Property
Personal Property
Other
                                                  -------------------------------------------------------------------
   Total State and Local                                                  6,020            6,020
                                                  -------------------------------------------------------------------

            Total Taxes                                                  39,316           39,316
                                                  ===================================================================

Total Employee Count                                                          8
                                                                 ===============

(1) Paid 2/8 $26,584, 2/22 $12,732



                                                    AGING OF ACCOUNTS PAYABLE

                                       Current         0-30          31-60           61-90             Over 90             Total

Accounts Payable aging                   9,372         8,664            88             880              10,720             29,724
                                     ============================================================================================


Arca Systems, Inc.,                                                             Reporting Period:        February-02
                                                                                                         Form: Mor 5
                                      ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                  Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                               959,629
Net amounts billed during the period                                                                              39,590
Amounts collected during the period                                                                              (21,488)
Amount of returned check
                                                                                                     --------------------
Total Accounts Receivable at the end of the reporting period                                                     977,731
                                                                                                     --------------------
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                           Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                                   18,102
31 - 60 days old                                                                                                 122,995
61 - 90 days old                                                                                                 138,501
91+ days old                                                                                                     698,133
                                                                                                     --------------------
Total Accounts Receivable                                                                                        977,731
                                                                                                     --------------------
Less reserves                                                                                                   (622,522)
Plus unbilled work                                                                                               549,206
                                                                                                     --------------------
Accounts Receivable (Net)                                                                                        904,415
                                                                                                     ====================


                                                  DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                Yes              No
---------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business                            X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)    X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation      X
    below.

4.  Are workers compensation, general liability and other necessary insurance                X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account


                                                  UNITED STATES BANKRUPTCY COURT
                                                       DISTRICT OF DELAWARE


                                                                           Case No  01-10544
Cohesive Technology Solutions, Inc.,                                       Reporting Period: February-2002


                                                     MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Document       Explanation
REQUIRED DOCUMENTS                                                         Form No.                   Attached       Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                    MOR-1                             X
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)              Available upon request
     Copies of bank statements                                                                        Available upon request
     Cash disbursements journals                                                                      Available upon request
Statement of Operations                                                    MOR-2                             X
Balance Sheet                                                              MOR-3                             X
Status of Postpetition Taxes                                               MOR-4                             X
    Copies of IRS Form 6123 or payment receipt                                                        Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                       MOR-4                      Given on Balance Sheet
    Listing of aged accounts payable                                                                  None
Accounts Receivable Reconciliation and Aging                               MOR-5                      None
Debtor Questionnaire                                                       MOR-5                             X



Cohesive Technology Solutions, Inc.,                                                  Reporting Period:    February-2002
                                                                                                            Form: Mor 1

                                                         STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        current reporting      Cumulative filing
                                                                                              month                 to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Gain (Loss)                                                                             7,491            (5,090,875)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization
        Non cash, merger, restructuring and asset impairment charges
        Non cash intercompany charges-Payroll charges                                         (11,026)              (11,026)
        Remeasurement (gain) loss on Euro denominated senior notes
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable
        Prepaid expenses and other current assets                                               7,397                 4,900
        Accounts payable
        Accrued expenses                                                                       (3,862)           (1,863,998)
        Accrued interest payable
                                                                                      -------------------------------------------
Net cash used for operating activities                                                                           (6,960,999)
                                                                                      -------------------------------------------
Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                                                        6,790,851
    Increase of restricted cash equivalents and investments
    Other assets
                                                                                      -------------------------------------------
Net cash used for investing activities                                                                            6,790,851
                                                                                      -------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                      -------------------------------------------
Net cash provided by financing activities
                                                                                      -------------------------------------------

Net increase (decrease) in cash and cash equivalents                                                               (170,148)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                              (72,582)               97,566
                                                                                      -------------------------------------------
Cash and cash equivalents at end of period                                                    (72,582)              (72,582)
                                                                                      ===========================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      ---------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                                    6,678,870
                                                                                      =============================================


Cohesive Technology Solutions, Inc.,                                      Reporting Period:           February-2002
                                                                                                       Form: Mor 2
                                                STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   current reporting      Cumulative filing
                                                                                        month                 to date
-------------------------------------------------------------------------------------------------------------------------------
Total Revenue
Total Cost of Goods Sold                                                                   (19,695)           3,119,690
                                                                                ----------------------------------------------
    Gross Margin                                                                            19,695           (3,119,690)

Operating Expenses:
Research & Development                                                                                           76,425
Sales                                                                                        7,397               92,279
Marketing                                                                                                        16,955
G&A                                                                                          4,807            1,832,597
Merger, Restructuring & Asset Impairment Charges
Reorganization Items                                                                                             10,000
GW Amort & Other Intangibles
                                                                                ----------------------------------------------
  Total Operating Expenses                                                                  12,204            2,028,256
                                                                                ----------------------------------------------

    Operating Margin                                                                         7,491           (5,147,946)

Other Expenses / (Income)
Interest Income                                                                                                  (3,986)
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)
                                                                                ----------------------------------------------
                      Total Other Expenses / (Income)                                                            (3,986)
                                                                                ----------------------------------------------

  Profit / (Loss) before Tax                                                                 7,491           (5,143,960)
  Tax

                                                                                ----------------------------------------------
  Profit / (Loss) after Tax                                                                  7,491           (5,143,960)

  Cumulative Effect on SAB 101

                                                                                ----------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                             7,491           (5,143,960)
                                                                                ==============================================

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees                                                                                      10,000
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                                ----------------------------------------------
                                                                                                                 10,000
                                                                                ==============================================


Cohesive Technology Solutions, Inc.,                                    Reporting Period:  February-2002
                                                                                           Form: Mor 3
                                               BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------
                                                                   Book value at end of           Book value
                                                                    current reporting         September 30, 2001
                                                                        month
-------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                                            97,566
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivables                                                   36,532,896            44,507,841
Other Current Assets                                                                                  4,901
                                                                       --------------------------------------------
  Total Current Assets                                                     36,532,896            44,610,308
                                                                       --------------------------------------------
Fixed Assets, Gross
Accumulated Depreciation
                                                                       --------------------------------------------
  Property and Equipment, Net
                                                                       --------------------------------------------
Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                       --------------------------------------------
  Total Other Assets
                                                                       --------------------------------------------
    Total Assets                                                            36,532,896            44,610,308
                                                                       ============================================

Current Liabilities:
Cash Overdraft (see note)                                                      72,582
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                                          2,858,676
                                                                       --------------------------------------------
  Total Current Liabilities                                                    72,582             2,858,676
                                                                       --------------------------------------------

Deferred Rent
                                                                       --------------------------------------------
  Total Long Term Liabilities
                                                                       --------------------------------------------
    Total Liabilities not Subject to Compromise                                72,582             2,858,676
                                                                       --------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals                                                125,203               325,646
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                --------------------------------------------
Total Liabilities subject to Compromise                                       125,203               325,646
                                                                --------------------------------------------
    Total Liabilities                                                         197,785             3,184,322
                                                                --------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                111,438,701           111,438,701
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                       (75,103,590)          (70,012,715)
Dividends
                                                                --------------------------------------------
Total Shareholders Equity                                                  36,335,111            41,425,986
                                                                --------------------------------------------
    Total Liabilities & Shareholders Equity                                36,532,896            44,610,308
                                                                ============================================

Note:  With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise
Note (1): Cash is drawn on a zero balance account and the over withdrawal represents Outstanding payroll checks


Cohesive Technology Solutions, Inc.,                                                      Reporting Period:      February-2002
                                                                                                                 Form: Mor 4
                                                      STATUS OF POSTPETITION TAXES

                                                     Beginning          Amount                            Ending
                                                        Tax          Withheld or        Amount             Tax              Date
                                                     Liability         Accrued           Paid           Liability           Paid
Federal
-------
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                                  ---------------------------------------------------------------------
   Total Federal Taxes
                                                  ---------------------------------------------------------------------

State and Local
---------------
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                  ---------------------------------------------------------------------
   Total State and Local
                                                  ---------------------------------------------------------------------

            Total Taxes
                                                  =====================================================================


Total Employee Count                                                                   (1)
                                                                  ===============


(1) All Employees were transferred to Exds, Inc. as of 1/1/02


                                                    AGING OF ACCOUNTS PAYABLE

                                       Current         0-30           31-60           61-90             Over 90              Total

Accounts Payable aging
                                     ===============================================================-------========================


Cohesive Technology Solutions, Inc.,                                         Reporting Period:         February-02
                                                                                                       Form: Mor 5
                                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                        --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                        --------------------
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                         Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                        --------------------
Total Accounts Receivable
                                                                                                        --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                        --------------------
Accounts Receivable (Net)
                                                                                                        ====================

                                                 DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                              Yes              No
---------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business         X
    this reporting period?  If yes, provide an explanation below. (1 )

2.  Have any funds been disbursed from any account other than a debtor in possession                        X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
    below.

4.  Are workers compensation, general liability and other necessary insurance              X
    coverages in effect?  If no, provide an explanation below.

Note (1): Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc.


                                                    UNITED STATES BANKRUPTCY COURT
                                                         DISTRICT OF DELAWARE


                                                                           Case No 01-10545
GlobalCenter, Inc.,                                                        Reporting Period:    February-2002


                                                       MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Document              Explanation
REQUIRED DOCUMENTS                                                         Form No.             Attached               Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                    MOR-1                         X
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)        Petty cash only
     Copies of bank statements                                                                  Bank account closed
     Cash disbursements journals                                                                Bank account closed
Statement of Operations                                                    MOR-2                         X
Balance Sheet                                                              MOR-3                         X

Status of Postpetition Taxes                                               MOR-4                         X
    Copies of IRS Form 6123 or payment receipt                                                  Available upon request
    Copies of tax returns filed during reporting period                                         Available upon request
Summary of Unpaid Postpetition Debts                                       MOR-4                Intercompany debt
    Listing of aged accounts payable                                                            None
Accounts Receivable Reconciliation and Aging                               MOR-5                         X
Debtor Questionnaire                                                       MOR-5                         X



GlobalCenter, Inc.,                                                            Reporting Period:            February-2002
                                                                                                             Form: Mor 1

                                                       STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      current reporting       Cumulative filing
                                                                                            month                  to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Loss                                                                                      (118)           (229,497,906)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                                                3,259,620
        Non cash, merger, restructuring and asset impairment charges                                               224,561,143
        Non cash reorganization charges                                                                              1,579,446
        Non cash intercompany billed revenue and charges                                           118                   2,653
        Remeasurement (gain) loss on Euro denominated senior notes
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable
        Prepaid expenses and other current assets                                                                       94,023
        Accounts payable
        Accrued expenses
        Accrued interest payable
                                                                               ------------------------------------------------
Net cash used for operating activities                                                                                  (1,021)
                                                                               ------------------------------------------------
Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities
    Increase of restricted cash equivalents and investments
    Other assets
                                                                               ------------------------------------------------
Net cash used for investing activities
                                                                               ------------------------------------------------
Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                               ------------------------------------------------
Net cash provided by financing activities
                                                                               ------------------------------------------------

Net increase (decrease) in cash and cash equivalents                                                                    (1,021)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                                                         1,021
                                                                               ------------------------------------------------
 Cash and cash equivalents at end of period
                                                                               ================================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------

                                                                               ------------------------------------------------
 Total disbursements for calculating US. Trustee quarterly fees
                                                                               ================================================

Note: The February 2002 financials reflect the sales of substantially all of the assets to Digital Island Inc., a subsidiary of Cable & Wireless plc.


GlobalCenter, Inc.,                                                      Reporting Period:     February-2002
                                                                                               Form: Mor 2
                                                 STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
                                                                            current reporting            Cumulative filing
                                                                                  month                       to date
---------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                                                       5,355

Total Cost of Goods Sold                                                                                        3,100,191

                                                                                -------------------------------------------------
    Gross Margin                                                                                               (3,094,836)

Operating Expenses:
Research & Development                                                                                              9,237
Sales                                                                                                              26,264
Marketing                                                                                                             206
G&A                                                                                                               386,619
Merger, Restructuring & Asset Impairment Charges                                                              225,917,311
Reorganization Items                                                                                               85,700
GW Amort & Other Intangibles
                                                                                -------------------------------------------------
  Total Operating Expenses                                                                                    226,425,337
                                                                                -------------------------------------------------

    Operating Margin                                                                                         (229,520,173)

Other Expenses / (Income)
Interest Income                                                                                                   (22,385)
Interest Expense
Other Income                                                                                  118                     118
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)
                                                                                -------------------------------------------------
                     Total Other Expenses / (Income)                                          118                 (22,267)
                                                                                -------------------------------------------------

  Profit / (Loss) before Tax                                                                 (118)           (229,497,906)
  Tax

                                                                                -------------------------------------------------
  Profit / (Loss) after Tax                                                                  (118)           (229,497,906)

  Cumulative Effect on SAB 101

                                                                                -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                             (118)           (229,497,906)
                                                                                =================================================

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets                                                                                    85,700
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                         -------------------------------------------------
                                                                                                                   85,700
                                                                         =================================================



GlobalCenter, Inc.,                                           Reporting Period:       February-2002
                                                                                      Form: Mor 3
                                             BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------
                                                               Book value at end
                                                                   of current                   Book value
                                                                reporting month            September 30, 2001
-----------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                                         1,021
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable
Other Current Assets                                                       419,481           12,197,587
                                                              ------------------------------------------
  Total Current Assets                                                     419,481           12,198,608
                                                              ------------------------------------------

Fixed Assets, Gross                                                        200,025          234,642,305    (1)
Accumulated Depreciation                                                                    (10,638,185)
                                                              ------------------------------------------
  Property and Equipment, Net                                              200,025          224,004,120
                                                              ------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                              ------------------------------------------
  Total Other Assets
                                                              ------------------------------------------
    Total Assets                                                           619,506          236,202,728
                                                              ==========================================
Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                              ------------------------------------------
  Total Current Liabilities
                                                              ------------------------------------------

Deferred Rent                                                                                 4,191,110
                                                              ------------------------------------------
  Total Long Term Liabilities                                                                 4,191,110
                                                              ------------------------------------------
    Total Liabilities not Subject to Compromise                                               4,191,110
                                                              ------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Unsecured Debt - Intercompany Payables                                 405,956,576          407,490,897
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                              ------------------------------------------
Total Liabilities subject to Compromise                                405,956,576          407,490,897
                                                              ------------------------------------------
    Total Liabilities                                                  405,956,576          411,682,007
                                                             ------------------------------------------
Shareholders Equity
Capital Stock
Additional Paid in Capital
Unrealized Gain/Loss Available                                            (425,790)             (65,905)
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                   (404,911,280)        (175,413,374)
Dividends
                                                              ------------------------------------------
Total Shareholders Equity                                             (405,337,070)        (175,479,279)
                                                              ------------------------------------------
    Total Liabilities & Shareholders Equity                                619,506          236,202,728
                                                              ==========================================

Note (1): The February 2002 financials reflect the sale of substantially all of the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc.

Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


GlobalCenter, Inc.,                                                                            Reporting Period: February-02
                                                                                                                 Form: Mor 4
                                                 STATUS OF POSTPETITION TAXES

                                                     Beginning       Amount                        Ending
                                                        Tax       Withheld or      Amount            Tax            Date
                                                     Liability      Accrued         Paid          Liability         Paid
---------------------------------------------------------------------------------------------------------------------------------
Federal
-------
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                                  -------------------------------------------------------------
   Total Federal Taxes
                                                  -------------------------------------------------------------

State and Local
---------------
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                  -------------------------------------------------------------
   Total State and Local
                                                  -------------------------------------------------------------

            Total Taxes
                                                  =============================================================


Note: Pay through Exodus, Inc


                                                    AGING OF ACCOUNTS PAYABLE

                                       Current         0-30          31-60          61-90          Over 90          Total

Accounts Payable aging
                                     ==========================================================================================


GlobalCenter, Inc.,                                                          Reporting Period:               February-02
                                                                                                             Form: Mor 5
                                          ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                          Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                      ---------------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                      ---------------------------

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                   Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                      ---------------------------
Total Accounts Receivable
                                                                                                      ---------------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                      ---------------------------
Accounts Receivable (Net)
                                                                                                      ===========================

                                                      DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                Yes                   No
---------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business           X
    this reporting period?  If yes, provide an explanation below. (1)

2.  Have any funds been disbursed from any account other than a debtor in possession                              X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation      X
    below.

4.  Are workers compensation, general liability and other necessary insurance                X
    coverages in effect?  If no, provide an explanation below.

Note (2):  Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc.


                                                         UNITED STATES BANKRUPTCY COURT
                                                              DISTRICT OF DELAWARE


                                                                                  Case No 01-10546
GlobalCenter Holding, Co.,                                                        Reporting Period:         February-2002


                                                            MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Document    Explanation
REQUIRED DOCUMENTS                                                                Form No.               Attached    Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                           MOR-1                  Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)             MOR-1 (CON'T)          None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                           MOR-2                  Non Trading entity
Balance Sheet                                                                     MOR-3                  Only Shell remains
Status of Postpetition Taxes                                                      MOR-4                  None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                              MOR-4                  None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                      MOR-5                  None
Debtor Questionnaire                                                              MOR-5                  None


                                                UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF DELAWARE


                                                                             Case No  01-10548
KeyLabs, Inc.,                                                               Reporting Period:   February-2002


                                                   MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Document      Explanation
REQUIRED DOCUMENTS                                                           Form No.               Attached       Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                      MOR-1                        X
     Bank Reconciliation (or copies of debtor's bank reconciliations)        MOR-1 (CON'T)           No operational bank account
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                      MOR-2                        X
Balance Sheet                                                                MOR-3                        X
Status of Postpetition Taxes                                                 MOR-4                   No employees
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                         MOR-4                   Intercompany debt
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                 MOR-5                        X
Debtor Questionnaire                                                         MOR-5                        X


KeyLabs, Inc.,                                                                    Reporting Period:       February-2002
                                                                                                          Form: Mor 1

                                                        STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       current reporting       Cumulative filing
                                                                                            month                  to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Loss                                                                                       10,000            (3,813,502)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization
        Non cash, merger, restructuring and asset impairment charges                                                  3,699,593
        Non cash intercompany charges
        Remeasurement (gain) loss on Euro denominated senior notes
        Provision of Bad Debt                                                                     (10,000)              113,536
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable                                                                                              16,600
        Prepaid expenses and other current assets
        Accounts payable
        Accrued expenses
        Accrued interest payable
                                                                                  ----------------------------------------------
Net cash used for operating activities                                                                                   16,227
                                                                                  ----------------------------------------------
Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                                                             (455,707)
    Increase of restricted cash equivalents and investments
    Other assets
                                                                                  ----------------------------------------------
Net cash used for investing activities                                                                                 (455,707)
                                                                                  ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                  ----------------------------------------------
Net cash provided by financing activities
                                                                                  ----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                                                   (439,480)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                                                        439,480
                                                                                  ----------------------------------------------
Cash and cash equivalents at end of period
                                                                                  ==============================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------

                                                                                  ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                                          484,930
                                                                                  ==============================================

KeyLabs, Inc.,                                                             Reporting Period:             February-2002
                                                                                                          Form: Mor 2
                                                  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   current reporting          Cumulative filing
                                                                                         month                   to date
--------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                                                            50

Total Cost of Goods Sold
                                                                               -------------------------------------------------
    Gross Margin                                                                                                         50

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                                         (10,000)                113,959
Merger, Restructuring & Asset Impairment Charges                                                                  3,699,593
Reorganization Items
GW Amort & Other Intangibles
                                                                               -------------------------------------------------
  Total Operating Expenses                                                                  (10,000)              3,813,552
                                                                               -------------------------------------------------

    Operating Margin                                                                         10,000              (3,813,502)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                               -------------------------------------------------
                      Total Other Expenses / (Income)
                                                                               -------------------------------------------------

  Profit / (Loss) before Tax                                                                 10,000              (3,813,502)
  Tax
                                                                               -------------------------------------------------
  Profit / (Loss) after Tax                                                                  10,000              (3,813,502)

  Cumulative Effect on SAB 101
                                                                               -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                             10,000              (3,813,502)
                                                                               =================================================

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                               -------------------------------------------------

                                                                               =================================================

KeyLabs, Inc.,                                                        Reporting Period:      February-2002
                                                                                             Form: Mor 3
                                                   BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------
                                                                        Book value at end                Book value
                                                                            of current               September 30, 2001
                                                                         reporting month
-------------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                                                   439,480
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                                                           170,136
Intercompany Receivable                                                         40,000                    5,587,192
Other Current Assets
                                                                      ---------------------------------------------------
  Total Current Assets                                                          40,000                    6,196,808
                                                                      ---------------------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                                      ---------------------------------------------------
  Property and Equipment, Net
                                                                      ---------------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                      ---------------------------------------------------
  Total Other Assets
                                                                      ---------------------------------------------------
    Total Assets                                                                40,000                    6,196,808
                                                                      ===================================================

Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                                      ---------------------------------------------------
  Total Current Liabilities
                                                                      ---------------------------------------------------

Deferred Rent
                                                                      ---------------------------------------------------
  Total Long Term Liabilities
                                                                      ---------------------------------------------------
    Total Liabilities not Subject to Compromise
                                                                      ---------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                      ---------------------------------------------------
Total Liabilities subject to Compromise
                                                                      ---------------------------------------------------
    Total Liabilities
                                                                      ---------------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                                                2,343,306
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                                   40,000              3,853,502
Dividends
                                                                      ---------------------------------------------------
Total Shareholders Equity                                                             40,000              6,196,808
                                                                      ---------------------------------------------------
    Total Liabilities & Shareholders Equity                                           40,000              6,196,808
                                                                      ===================================================


Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


KeyLabs, Inc.,                                                               Reporting Period:         February-2002
                                                                                                        Form: Mor 5
                                      ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                                 89,522
Net amounts billed during the period
Amounts collected during the period                                                                               (10,000)
Amounts written off
                                                                                                   -----------------------
Total Accounts Receivable at the end of the reporting period                                                       79,522
                                                                                                   -----------------------

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                         Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old                                                                                                       79,522
                                                                                                   -----------------------
Total Accounts Receivable                                                                                          79,522
                                                                                                   -----------------------
Less reserves                                                                                                     (79,522)
Plus unbilled work
                                                                                                   -----------------------
Accounts Receivable (Net)
                                                                                                   =======================

                                                  DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                              Yes                No
---------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business         X
    this reporting period?  If yes, provide an explanation below. (2)

2.  Have any funds been disbursed from any account other than a debtor in possession                         X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
    below.

4.  Are workers compensation, general liability and other necessary insurance              X
    coverages in effect?  If no, provide an explanation below.

Note (2): Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc.


                                                  UNITED STATES BANKRUPTCY COURT
                                                       DISTRICT OF DELAWARE


                                                                             Case No 01-10549
Planet, Inc.,                                                                Reporting Period:       February-2002


                                                     MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Document          Explanation
REQUIRED DOCUMENTS                                                           Form No.                Attached           Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                      MOR-1                   Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)        MOR-1 (CON'T)           None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                      MOR-2                   Non Trading entity
Balance Sheet                                                                MOR-3                   Only Shell remains
Status of Postpetition Taxes                                                 MOR-4                   None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                         MOR-4                   None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                 MOR-5                   None
Debtor Questionnaire                                                         MOR-5                   None


                                                    UNITED STATES BANKRUPTCY COURT
                                                         DISTRICT OF DELAWARE


                                                                            Case No 01-10551
Service Metrics, Inc.                                                       Reporting Period:    February-2002


                                                       MONTHLY OPERATING REPORT
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Document      Explanation
REQUIRED DOCUMENTS                                                          Form No.                 Attached      Attached
-------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                     MOR-1                            X
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (CON'T)            No bank account
     Copies of bank statements                                                                       Available upon request
     Cash disbursements journals                                                                     Available upon request
Statement of Operations                                                     MOR-2                            X
Balance Sheet                                                               MOR-3                            X
Status of Postpetition Taxes                                                MOR-4                            X
    Copies of IRS Form 6123 or payment receipt                                                       Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                        MOR-4                    Given on Balance Sheet
    Listing of aged accounts payable                                                                         X
Accounts Receivable Reconciliation and Aging                                MOR-5                            X
Debtor Questionnaire                                                        MOR-5                            X



Service Metrics, Inc.                                                                   Reporting Period:           February-2002
                                                                                                                    Form: Mor 1

                                                           STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         current reporting      Cumulative filing
                                                                                              month                 to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

    Net Loss                                                                                                         (3,286,214)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                                                   445,105
        Non cash, merger, restructuring and asset impairment charges                                                  1,167,607
        Non cash reorganization charges
        Non cash intercompany charges                                                                                 1,626,503
        Remeasurement (gain) loss on Euro denominated senior notes
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable
        Prepaid expenses and other current assets
        Accounts payable
        Accrued expenses                                                                                                  3,258
        Accrued interest payable
                                                                                        ----------------------------------------
Net cash used for operating activities                                                                                  (43,741)
                                                                                        ----------------------------------------

Cash flows from investing activities
    Capital expenditures
    Proceeds from sales of fixed assets                                                                                  43,741
    Receipts from (funding of) other subsidiaries entities
    Increase of restricted cash equivalents and investments
    Other assets
                                                                                        ----------------------------------------
Net cash used for investing activities                                                                                   43,741
                                                                                        ----------------------------------------
Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                        ----------------------------------------
Net cash provided by financing activities
                                                                                        ----------------------------------------

Net increase (decrease) in cash and cash equivalents
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period
                                                                                        ----------------------------------------
Cash and cash equivalents at end of period
                                                                                        ========================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        ----------------------------------------
Total disbursements for calculating US. Trustee quarterly fees
                                                                                        ========================================

Note: The February 2002 financials reflect the sales of substantially all of the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc.


Service Metrics, Inc.
                                                                        Reporting Period:      February-2002
                                                                                               Form: Mor 2
                                    STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------

                                                                        current reporting                Cumulative filing
                                                                             month                            to date
--------------------------------------------------------------------------------------------------------------------------
Total Revenue

Total Cost of Goods Sold                                                                                          10,443

                                                                        -------------------------------------------------
    Gross Margin                                                                                                 (10,443)

Operating Expenses:
Research & Development                                                                                            13,146
Sales                                                                                                              4,016
Marketing                                                                                                          4,969
G&A                                                                                                              412,532
Merger, Restructuring & Asset Impairment Charges                                                               2,841,379
Reorganization Items                                                                                                (270)
GW Amort & Other Intangibles
                                                                        -------------------------------------------------
  Total Operating Expenses                                                                                     3,275,772
                                                                        -------------------------------------------------

    Operating Margin                                                                                          (3,286,215)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                        -------------------------------------------------
                     Total Other Expenses / (Income)
                                                                        -------------------------------------------------

  Profit / (Loss) before Tax                                                                                  (3,286,215)
  Tax

                                                                        -------------------------------------------------
  Profit / (Loss) after Tax                                                                                   (3,286,215)

  Cumulative Effect on SAB 101

                                                                        -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                                              (3,286,215)
                                                                        =================================================

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets                                                                                     (270)
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                        -------------------------------------------------
                                                                                                                    (270)
                                                                        =================================================

Note: The February 2002 financials reflect the sales of substantially all of the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc.



Service Metrics, Inc.                                             Reporting Period:          February-2002
                                                                                              Form: Mor 3
                                                BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------
                                                                    Book value at end              Book value
                                                                        of current              September 30, 2001
                                                                     reporting month
--------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable                                                                              1,626,503
Other Current Assets
                                                                  ---------------------------------------------
  Total Current Assets                                                                               1,626,503
                                                                  ---------------------------------------------

Fixed Assets, Gross                                                                                  5,743,676    (1)
Accumulated Depreciation                                                                            (4,087,222)
                                                                  ---------------------------------------------
  Property and Equipment, Net                                                                        1,656,454
                                                                  ---------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                  ---------------------------------------------
  Total Other Assets
                                                                  ---------------------------------------------
    Total Assets                                                                                     3,282,957
                                                                  =============================================

Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                           3,259
                                                                  ---------------------------------------------
  Total Current Liabilities                                                        3,259
                                                                  ---------------------------------------------

Deferred Rent
                                                                  ---------------------------------------------
  Total Long Term Liabilities
                                                                  ---------------------------------------------
    Total Liabilities not Subject to Compromise                                    3,259
                                                                  ---------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                  ---------------------------------------------
Total Liabilities subject to Compromise
                                                                  ---------------------------------------------
    Total Liabilities                                                              3,259
                                                                  ---------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                    19,148,477            19,148,477
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                          (19,151,736)          (15,865,520)
Dividends
                                                                  ---------------------------------------------
Total Shareholders Equity                                                         (3,259)            3,282,957
                                                                  ---------------------------------------------
    Total Liabilities & Shareholders Equity                                                          3,282,957
                                                                  =============================================


Note (1): The February 2002 financials reflect the sales of substantially all of the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc.
Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


Service Metrics, Inc.                                                        Reporting Period:        February-2002
                                                                                                       Form: Mor 5
                                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                   --------------------

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                   --------------------
Total Accounts Receivable
                                                                                                   --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                   --------------------
Accounts Receivable (Net)
                                                                                                   ====================

                                                 DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                               Yes          No
---------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business         X
    this reporting period?  If yes, provide an explanation below. (1 )

2.  Have any funds been disbursed from any account other than a debtor in possession                        X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
    below.

4.  Are workers compensation, general liability and other necessary insurance              X
    coverages in effect?  If no, provide an explanation below.


Note (2): Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc.
